UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2018

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Election of Director

On September 20, 2018, the Board of Directors of Constellation Brands, Inc. (“Constellation” or the “Company”) was expanded from eleven (11) to twelve (12) members. On that date, the Board of Directors filled the additional Board seat by electing Jennifer M. Daniels to serve as a member of the Board of Directors effective immediately and until the next annual meeting of stockholders and until her successor is elected and qualified. Also on that date, she was appointed as a member of the Audit Committee of the Board of Directors.

Ms. Daniels, age 55, has, since November 2014, served as Chief Legal Officer and Secretary of Colgate-Palmolive Company, a leading global consumer products company. Prior to that, she served as Senior Vice President, General Counsel and Secretary of NCR Corporation from 2010 to 2014. She also served as Vice President, General Counsel and Secretary of Barnes & Noble, Inc. from 2007 through 2010. Ms. Daniels has not served as a director of any other public company during the past five years. Ms. Daniels brings to the Board significant legal expertise with a global lens on consumer business, a strong transactional track record, and in-depth knowledge of the corporate governance requirements for publicly-traded companies.

The Board considers Ms. Daniels to be an independent director under the Company’s categorical standards of independence and applicable New York Stock Exchange requirements. As a non-management member of the Board, Ms. Daniels will receive the compensation paid to non-management directors for service on the Board and its committees. However, as Ms. Daniels is being elected outside the annual meeting timeframe, the amount of her annual cash retainer, and the number of shares subject to her annual stock option grant and restricted stock award, have been prorated from the date of her election to the scheduled date of the Company’s next annual meeting of stockholders at which directors are elected. Specifically, effective September 20, 2018, Ms. Daniels: (i)  became entitled to an annual cash retainer of $88,942.31; (ii)  was granted an option to purchase 805 shares of the Company’s Class A Common Stock at an exercise price of $218.57 per share, subject to applicable provisions in the award, 100% of which shall vest six (6) months following the date of grant, and shall be exercisable through the ten-year anniversary of the date of grant; and (iii)  was granted an award of 362 restricted shares of the Company’s Class A Common Stock, subject to applicable provisions in the award, 100% of which shall vest one year following the date of grant. On September 20, 2018, which was the date of the option grant and the restricted stock award, the closing price of the Company’s Class A Common Stock was $218.57 per share.

The form of Memorandum regarding the Terms and Conditions of Stock Options for Directors and the form of Restricted Stock Award Agreement for Directors were filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed July 20, 2017, and are incorporated herein by reference.

There are no arrangements or understandings between Ms. Daniels and any other person pursuant to which she was selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, nor are there any currently proposed transactions, regarding Ms. Daniels that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On September 24, 2018, Constellation issued a news release, a copy of which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, announcing the election of Jennifer M. Daniels as a member of the Company’s Board of Directors effective on September 20, 2018.

References to Constellation’s website and/or other social media sites or platforms in the release do not incorporate by reference the information on such websites, social media sites or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release of Constellation Brands, Inc. dated September 24, 2018.

INDEX TO EXHIBITS

Exhibit No.	Description

(10)	MATERIAL CONTRACTS

(10.1)
Form of Terms and Conditions Memorandum for Directors with respect to options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants on or after July 18, 2017) (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated July 18, 2017, filed on July 20, 2017 and incorporated herein by reference). *

(10.2)
Form of Restricted Stock Award Agreement for Directors with respect to awards of restricted stock pursuant to the Company’s Long-Term Stock Incentive Plan (awards on or after July 18, 2017) (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated July 18, 2017, filed on July 20, 2017 and incorporated herein by reference). *

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated September 24, 2018 (filed herewith).

*    Designates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2018	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer